 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Avenue Pawtucket, Rhode Island	02861
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2022, the Board of Directors (the “Board”) of Hasbro, Inc. (the “Company”) increased the size of the Board from eleven (11) to thirteen (13) and, based on the recommendation of the Nominating, Governance and Social Responsibility Committee of the Board, appointed Elizabeth Hamren and Blake Jorgensen to fill the vacancies on the Board created by such increase, effective as of April 1, 2022.

Ms. Hamren has served as Chief Operating Officer at Discord Inc., a voice, video and text communication service that enables people to gather virtually, including while gaming, since December 2021. Prior to joining Discord, Ms. Hamren served as a Corporate Vice President at Microsoft Corporation from March 2017 to December 2021 running product and engineering for Xbox consumer products, including developing and launching the Xbox Series X|S and leading Xbox Game Pass. Prior to that, from August 2015 to March 2017, she led Global Marketing and Sales for Oculus at Meta Platforms, Inc. (formerly Facebook, Inc.), where she launched the industry-defining Oculus Rift virtual reality headset.  Earlier in her career, from November 2012 to October 2014, Ms. Hamren was Vice President of Marketing at Dropcam, Inc., where she ran marketing, subscriptions, and direct sales, prior to the company being sold to Google/Nest. Ms. Hamren holds a BSE in Civil Engineering and Operations Research from Princeton University, and an M.B.A. from Harvard Business School.

Mr. Jorgensen is Executive Vice President of Special Projects at Electronic Arts Inc. (“EA”), which he joined in 2012 as Chief Financial Officer. Mr. Jorgensen has over 20 years of experience in finance across various industries with a deep understanding of finance, consumer products, technology and gaming.  Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of EA from September 2012 to March 2022, and as EA’s Chief Operating Officer from April 2018 to October 2021.  Since 2012, he has also managed EA’s Business Development team which is in charge of all licensing deals in sports and entertainment, as well as the Corporate Development team which is in charge of all M&A and partnerships. Prior to joining EA, Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of Levi Strauss & Co. from July 2009 to August 2012 and was Executive Vice President and Chief Financial Officer of Yahoo! Inc. from June 2007 to June 2009. Before joining Yahoo! Inc., Mr. Jorgensen also served as the Chief Operating Officer and Co-Director of Investment Banking at Thomas Weisel Partners, which he co-founded in 1998. He has also held financial and operational positions at Montgomery Securities, MAC Group/Gemini Consulting and Marakon Associates. Mr. Jorgensen earned his M.B.A. from Harvard Business School and his undergraduate degree from Stanford University.

Ms. Hamren will serve as a member of the Compensation Committee and the Cybersecurity and Data Privacy Committee of the Board, and Mr. Jorgensen will serve as a member of the Audit Committee and the Finance Committee of the Board.

There are no arrangements or understandings between Ms. Hamren or Mr. Jorgensen and any other persons pursuant to which they were selected as a director. Pursuant to the Company’s compensation program for non-employee directors, each of Ms. Hamren and Mr. Jorgensen will be entitled to receive (i) the Company’s annual stock grant issued to non-employee directors and (ii) the Company’s annual cash retainers paid to non-employee directors for their service on the Board and its committees, in each case, prorated for the year of appointment.

In addition, each of Ms. Hamren and Mr. Jorgensen will become party with the Company to the Company’s form of Director Indemnification Agreement, which has been filed as Exhibit 10(jj) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2007.

A copy of the press release announcing the appointment of Ms. Hamren and Mr. Jorgensen to the Board is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 8.01	Other Events.

On April 4, 2022, the Company (i) issued a press release announcing the filing of its preliminary proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2022 Annual Meeting of Shareholders and (ii) published two letters to shareholders and other stakeholders, one from Richard S. Stoddart, Chair of the Board, and one from Chris Cocks, Chief Executive Officer and member of the Board.  Copies of these communications are attached as Exhibits 99.2, 99.3 and 99.4, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Hasbro, Inc. Press Release, dated April 4, 2022
99.2	Hasbro, Inc. Press Release, dated April 4, 2022
99.3	Letter from Richard S. Stoddart, dated April 4, 2022
99.4	Letter from Chris Cocks, dated April 4, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the impact and contributions of our new director appointments, and our ability to achieve our financial and business plans, goals and objectives, including achieving long-term sustainable profitable growth and long-term value for shareholders. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the SEC. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find it

Hasbro has filed with the SEC a preliminary proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Hasbro’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). The proxy statement is in preliminary form and Hasbro intends to file and mail a definitive proxy statement to stockholders of Hasbro. This communication is not a substitute for any proxy statement or other document that Hasbro has filed or may file with the SEC in connection with any solicitation by Hasbro. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro. Information about Hasbro’s executive officers and directors is available in Hasbro’s preliminary proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 4, 2022, and will be included in Hasbro’s definitive proxy statement, once available. To the extent holdings of Hasbro securities reported in the proxy statement for the 2022 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Date: April 4, 2022

Exhibit 99.1

Elizabeth Hamren and Blake Jorgensen Join Hasbro’s Board of Directors

PAWTUCKET, R.I. —April 4, 2022—Hasbro, Inc. (NASDAQ: HAS) (“Hasbro”), a global play and entertainment company, today announced that Elizabeth Hamren, Chief Operating Officer of Discord Inc., and Blake Jorgensen, Executive Vice President of Special Projects, and former Chief Financial Officer and Chief Operating Officer, at Electronic Arts Inc., have been appointed to Hasbro’s Board of Directors, effective April 1, 2022.

“As part of our ongoing commitment to board refreshment and shareholder engagement, we are thrilled to add Liz and Blake to our highly qualified, experienced and diverse Board of Directors,” said Rich Stoddart, Chair of Hasbro’s Board of Directors. “As proven, experienced leaders with significant industry expertise and a long history of delivering profitable growth, Liz and Blake add tremendous value and critical thinking to our Board as we enter the next phase of our growth. Their significant management experience and qualifications in areas important to Hasbro’s strategy including digital gaming, technology, brand development and capital allocation, coupled with their superb operational, strategic and financial acumen, will enable them to make immediate, valuable contributions as we continue to unlock the value of our award-winning brands and create long-term value for our shareholders.”

Elizabeth Hamren has served as Chief Operating Officer at Discord Inc., a voice, video and text communication service that enables people to gather virtually, including while gaming, since December 2021. Prior to joining Discord, Ms. Hamren served as a Corporate Vice President at Microsoft Corporation from March 2017 to December 2021 running product and engineering for Xbox consumer products, including developing and launching the Xbox Series X|S and leading Xbox Game Pass. Prior to that, from August 2015 to March 2017, she led Global Marketing and Sales for Oculus at Meta Platforms, Inc. (formerly Facebook, Inc.), where she launched the industry-defining Oculus Rift virtual reality headset.  Earlier in her career, from November 2012 to October 2014, Ms. Hamren was Vice President of Marketing at Dropcam, Inc., where she ran marketing, subscriptions, and direct sales, prior to the company being sold to Google/Nest. Ms. Hamren holds a BSE in Civil Engineering and Operations Research from Princeton University, and an M.B.A. from Harvard Business School.

“Liz is a consumer technology and games enthusiast whose passion for innovation and corporate re-invention will be a valuable asset to Hasbro’s Board as we continue to execute on our proven Brand Blueprint strategy and lean into our strengths as a gaming company,” said Chris Cocks, Chief Executive Officer and member of Hasbro’s Board of Directors. “She brings to the Board extensive and broad management experience as well as a critical digital perspective that will enhance our brands and broader business.”

Blake Jorgensen is Executive Vice President of Special Projects at Electronic Arts Inc. (“EA”), which he joined in 2012 as Chief Financial Officer. Mr. Jorgensen has over 20 years of experience in finance across various industries with a deep understanding of finance, consumer products, technology and gaming.  Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of EA from September 2012 to March 2022, and as EA’s Chief Operating Officer from April 2018 to October 2021.  Since 2012, he has also managed EA’s Business Development team which is in charge of all licensing deals in sports and entertainment, as well as the Corporate Development team which is in charge of all M&A and partnerships. Prior to joining EA, Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of Levi Strauss & Co. from July 2009 to August 2012 and was Executive Vice President and Chief Financial Officer of Yahoo! Inc. from June 2007 to June 2009. Before joining Yahoo! Inc., Mr. Jorgensen also served as the Chief Operating Officer and Co-Director of Investment Banking at Thomas Weisel Partners, which he co-founded in 1998. He has also held financial and operational positions at Montgomery Securities, MAC Group/Gemini Consulting and Marakon Associates. Mr. Jorgensen earned his M.B.A. from Harvard Business School and his undergraduate degree from Stanford University.

“Blake’s expertise, leadership skills and strategic growth mindset have been critical to the long-term success of digital gaming powerhouse Electronic Arts,” said Cocks. “He brings to the Hasbro Board a diverse range of experiences and critical digital gaming and technology expertise as Hasbro looks to further develop this segment of its business.”

About Hasbro

Hasbro (NASDAQ: HAS) is a global play and entertainment company committed to making the world a better place for all children, fans and families. Hasbro delivers immersive brand experiences for global audiences through consumer products, including toys and games; entertainment through eOne, its independent studio; and gaming, led by the team at Wizards of the Coast, an award-winning developer of tabletop and digital games best known for fantasy franchises MAGIC: THE GATHERING and DUNGEONS & DRAGONS.

The company’s unparalleled portfolio of approximately 1,500 brands includes MAGIC: THE GATHERING, NERF, MY LITTLE PONY, TRANSFORMERS, PLAY-DOH, MONOPOLY, BABY ALIVE, DUNGEONS & DRAGONS, POWER RANGERS, PEPPA PIG and PJ MASKS, as well as premier partner brands. For the past decade, Hasbro has been consistently recognized for its corporate citizenship, including being named one of the 100 Best Corporate Citizens by 3BL Media and one of the World’s Most Ethical Companies by Ethisphere Institute. Important business and brand updates are routinely shared on our Investor Relations website, Newsroom and social channels (@Hasbro on Twitter, Instagram, Facebook and LinkedIn.)

© 2022 Hasbro, Inc. All Rights Reserved.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the impact and contributions of our new director appointments, and our ability to achieve our financial and business plans, goals and objectives, including achieving long-term sustainable profitable growth and long-term value for shareholders . Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the U.S. Securities and Exchange Commission. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find it

Hasbro intends to file with the SEC a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Hasbro’s 2022 Annual Meeting of Shareholders. This communication is not a substitute for any proxy statement or other document that Hasbro may file with the SEC in connection with any solicitation by Hasbro. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro. Information about Hasbro’s executive officers and directors is available in Hasbro’s Annual Report on Form 10-K for the year ended December 26, 2021, which was filed with the SEC on February 23, 2022, and in its proxy statement for the 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2021, and in its Current Reports on Form 8-K filed with the SEC on October 5, 2021, October 12, 2021, October 13, 2021, October 27, 2021 and January 10, 2022. To the extent holdings of Hasbro securities reported in the proxy statement for the 2021 Annual Meeting or in such Form 8-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

HAS-IR
HAS-C

Investors: Debbie Hancock | Hasbro, Inc. | (401) 727-5401 | debbie.hancock@hasbro.com
Media: Carrie Ratner | Hasbro, Inc. | (401) 556-2720 | carrie.ratner@hasbro.com

Exhibit 99.2

Hasbro Files Preliminary Proxy Materials

Issues Letters from Chair of the Board and CEO

PAWTUCKET, R.I. —April 4, 2022—Hasbro, Inc. (NASDAQ: HAS), a global play and entertainment company, today announced that it has filed its preliminary proxy materials with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Company’s 2022 Annual Meeting of Shareholders.

Hasbro has also issued two letters to shareholders and other stakeholders, one from its Chair of the Board, Rich Stoddart, and one from Chris Cocks, Chief Executive Officer and member of the Board.

Mr. Stoddart’s letter discusses the strength of Hasbro’s leadership and Brand Blueprint strategy and the shareholder engagement and Board review processes leading to the addition of Elizabeth Hamren and Blake Jorgensen to the Board, two new exceptional directors and nominees, as well as background information on the Company’s engagement with Alta Fox Opportunities Fund, LP (“Alta Fox”).  The letter can be read in full here.

In his letter, Mr. Cocks discusses his plans for investing in people, systems and culture to guide disciplined, data-based decision making focused on growth, profitability and long-term shareholder returns, through a three-pronged focus on Games, Multigenerational Play & Entertainment and Direct relationships with fans. The letter can be read in full here.

The Board believes Hasbro, under the leadership of Mr. Cocks, is on the right path to deliver sustainable, profitable growth and long-term value for shareholders by taking its winning brands and intellectual property across all elements of the Brand Blueprint and creating multiple categories of entertainment with consumers and fans.

Additional information regarding Hasbro’s perspective on its engagement with Alta Fox can be found in the Company’s preliminary proxy statement that has been filed with the SEC.

For information about Hasbro’s 2022 Annual Meeting, please visit: https://investor.hasbro.com/.

About Hasbro

Hasbro (NASDAQ: HAS) is a global play and entertainment company committed to making the world a better place for all children, fans and families. Hasbro delivers immersive brand experiences for global audiences through consumer products, including toys and games; entertainment through eOne, its independent studio; and gaming, led by the team at Wizards of the Coast, an award-winning developer of tabletop and digital games best known for fantasy franchises MAGIC: THE GATHERING and DUNGEONS & DRAGONS.

The company’s unparalleled portfolio of approximately 1,500 brands includes MAGIC: THE GATHERING, NERF, MY LITTLE PONY, TRANSFORMERS, PLAY-DOH, MONOPOLY, BABY ALIVE, DUNGEONS & DRAGONS, POWER RANGERS, PEPPA PIG and PJ MASKS, as well as premier partner brands. For the past decade, Hasbro has been consistently recognized for its corporate citizenship, including being named one of the 100 Best Corporate Citizens by 3BL Media and one of the World’s Most Ethical Companies by Ethisphere Institute. Important business and brand updates are routinely shared on our Investor Relations website, Newsroom and social channels (@Hasbro on Twitter, Instagram, Facebook and LinkedIn.)

© 2022 Hasbro, Inc. All Rights Reserved.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the ability to achieve our financial and business plans, goals and objectives, including our ability to achieve long-term sustainable profitable growth and long-term value for shareholders. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the U.S. Securities and Exchange Commission. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find it

Hasbro has filed with the SEC a preliminary proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Hasbro’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). The proxy statement is in preliminary form and Hasbro intends to file and mail a definitive proxy statement to stockholders of Hasbro. This communication is not a substitute for any proxy statement or other document that Hasbro has filed or may file with the SEC in connection with any solicitation by Hasbro. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro. Information about Hasbro’s executive officers and directors is available in Hasbro’s preliminary proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 4, 2022, and will be included in Hasbro’s definitive proxy statement, once available. To the extent holdings of Hasbro securities reported in the proxy statement for the 2022 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

HAS-IR
HAS-C

Investors: Debbie Hancock | Hasbro, Inc. | (401) 727-5401 | debbie.hancock@hasbro.com
Media: Carrie Ratner | Hasbro, Inc. | (401) 556-2720 | carrie.ratner@hasbro.com

Exhibit 99.3

April 4, 2022

Dear Fellow Hasbro Shareholder,

It is a tremendous privilege and responsibility to serve as the Chair of the Board of Hasbro, following my time as interim CEO, and in my continued capacity as a director for the past several years.  I look forward to working alongside our talented, experienced, and diverse board and management team as Hasbro begins the next phase of its long-term growth story.

Our Board’s focus is to work with Hasbro’s management team to drive exceptional long-term shareholder returns. The last two years of this pandemic have presented unique challenges, from shutdowns of TV and film productions to supply chain bottlenecks.  But we believe our world class portfolio of assets; our Brand Blueprint strategy, which enables us to execute our brands across an array of categories; and our phenomenal growth engine in gaming, position Hasbro to continue our longer-term trend of strong performance.

We are also incredibly excited to be welcoming Chris Cocks to the role of CEO. We were fortunate that in our ongoing succession process, our continued focus on talent development and recruitment afforded us strong internal candidates who we evaluated in parallel with a rigorous external market evaluation.  In Chris, we have found the right leader for Hasbro’s next chapter of growth.

Under Chris’s leadership of our Wizards of the Coast and digital gaming business, he demonstrated an extraordinary ability to rapidly and profitably grow by putting the consumer at the center. He achieved success by embracing the incredible potential for multi-generational gaming and entertainment and immersing himself in our brands and business. He employed a disciplined, data-driven process, focused on growth, profitability and return on investment, building the highest-quality team with industry-leading expertise. This approach will continue under his leadership of Hasbro.

As you may be aware, a hedge fund by the name of Alta Fox submitted a letter nominating five candidates to stand for election to the Hasbro Board of Directors at the Company’s 2022 Annual Meeting of Shareholders and has been publicly calling for a spin-off of Wizards of the Coast.

As a Board, we represent the interests of all shareholders, and working with Hasbro’s senior management team, we are committed to engaging with shareholders in a constructive and thoughtful manner. Consistent with that commitment, members of Hasbro’s Board of Directors and management team have had a series of conversations with Alta Fox to hear its views over the last few months, both before it went public with its campaign and since, and to reach resolution in a manner that is in the best interests of ALL shareholders.

The preliminary proxy that we filed today shows that Hasbro made multiple reasonable settlement offers and presented the opportunity for all five of Alta Fox’s director nominees to be interviewed directly by the Board’s Nominating, Governance and Social Responsibility Committee. Initially, Alta Fox declined to reveal the identity of its candidates, preventing Hasbro from considering their qualifications. Even after revealing the identities of its nominees on February 16, Alta Fox still refused to allow Hasbro’s Board to interview any of its nominees until March 14, when Alta Fox made two of its candidates available to interview, which Hasbro promptly did.

While the engagement process with Alta Fox was continuing, Hasbro also engaged directly with many of you to hear your thoughts regarding Alta Fox’s proposal and to listen to viewpoints regarding our Board of Directors. We heard that you support adding additional expertise in specific areas, including digital gaming and technology, as well as capital allocation.  A thoughtful and fulsome search for new, highly qualified director candidates had begun even before Brian’s passing and that work has continued.  We have received great interest and our rigorous process has involved the consideration of more than two dozen potential candidates with exceptional backgrounds. The two Alta Fox nominees who were made available for interviews went through the same process as all the other candidates our Board interviewed.

Following our process, the Nominating, Governance and Social Responsibility Committee members, and subsequently the full Board, discussed all of the candidates we had interviewed, with the objective of selecting the candidates with the strongest experience, skillset and ability to contribute to the strategic direction of Hasbro. We were particularly focused on experience in digital gaming, technology and other industries most relevant to Hasbro’s future, superb strategic and financial acumen, expertise in capital allocation, disciplined investment and delivering return to shareholders, and public company board experience.  As the culmination of that process and effective on April 1st, 2022, we added Liz Hamren and Blake Jorgensen to the Hasbro Board, two highly qualified and sought-after senior executives with significant expertise in gaming, technology, operations, and capital allocation.  They are proven, experienced leaders who will bring tremendous incremental value and critical thinking to Hasbro’s Board.

Together, with the addition of Chris Cocks to the Board on February 25, we have now added three new perspectives to the Board since the beginning of the year. This refreshment is in addition to the departures of six Board members since 2017 and four additions since 2016.  As this makes clear, Board refreshment has been an ongoing priority for us.

In the process of deciding to add Ms. Hamren and Mr. Jorgensen, the Board thoroughly evaluated the two nominees Alta Fox allowed us to interview and reviewed the three other nominees Alta Fox did not allow us to interview based on publicly available information. The Board concluded that Ms. Hamren and Mr. Jorgensen are superior additions to the Hasbro Board versus the Alta Fox nominees, as Ms. Hamren’s and Mr. Jorgensen’s experience and qualifications were the most likely to positively impact the Company’s operations and enhance shareholder value. We are thrilled to welcome them to the Hasbro Board and are confident that they will make immediate and valuable contributions that will benefit all our shareholders.

The Board appreciates Alta Fox’s input as a shareholder and its passion for Wizards of the Coast, and agrees Wizards is a uniquely valuable asset, but it is clear that Alta Fox has some fundamental misunderstandings of the underlying business. The Board has evaluated a tax-free spin-off of Wizards of the Coast and concluded that it is unlikely to create value, is contrary to Hasbro’s strategy, and would negatively impact the benefits Wizards realizes today from Hasbro’s Brand Blueprint on a consolidated basis. As a result, the Board believes pursuing such a transaction would not be in the best long-term interests of all our shareholders.

The Board’s appointment of Chris Cocks as our new CEO, in recognition of his accomplishments in growing the Wizards division and of the opportunity to grow Wizards further as part of a consolidated Hasbro, is evidence that the Board and Alta Fox are aligned with respect to the Wizards as a value driver.  We believe that Hasbro’s best interests would be served by allowing Chris and his management team to focus all their time on Hasbro’s future success.

The Board and management team believe Hasbro is on the right path to deliver sustainable, profitable growth and deliver strong long-term returns to all shareholders by taking its valuable brands and intellectual property across all elements of the Brand Blueprint – consumer products, digital gaming and entertainment – and creating multiple categories of entertainment with consumers and fans of all ages. The entire Board of Directors is excited to work closely with Chris on our shared objective to maximize value for Hasbro’s shareholders. Chris will share more on his vision in the coming weeks.

Sincerely,

Rich Stoddart
Chairman of the Board of Directors

Biographies of Elizabeth Hamren and Blake Jorgensen

Elizabeth Hamren has served as Chief Operating Officer at Discord Inc., a voice, video and text communication service that enables people to gather virtually, including while gaming, since December 2021. Prior to joining Discord, Ms. Hamren served as a Corporate Vice President at Microsoft Corporation from March 2017 to December 2021 running product and engineering for Xbox consumer products, including developing and launching the Xbox Series X|S and leading Xbox Game Pass. Prior to that, from August 2015 to March 2017, she led Global Marketing and Sales for Oculus at Meta Platforms, Inc. (formerly Facebook, Inc.), where she launched the industry-defining Oculus Rift virtual reality headset.  Earlier in her career, from November 2012 to October 2014, Ms. Hamren was Vice President of Marketing at Dropcam, Inc., where she ran marketing, subscriptions, and direct sales, prior to the company being sold to Google/Nest. Ms. Hamren holds a BSE in Civil Engineering and Operations Research from Princeton University, and an M.B.A. from Harvard Business School.

Blake Jorgensen is Executive Vice President of Special Projects at Electronic Arts Inc. (“EA”), which he joined in 2012 as Chief Financial Officer. Mr. Jorgensen has over 20 years of experience in finance across various industries with a deep understanding of finance, consumer products, technology and gaming.  Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of EA from September 2012 to March 2022, and as EA’s Chief Operating Officer from April 2018 to October 2021.  Since 2012, he has also managed EA’s Business Development team which is in charge of all licensing deals in sports and entertainment, as well as the Corporate Development team which is in charge of all M&A and partnerships. Prior to joining EA, Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of Levi Strauss & Co. from July 2009 to August 2012 and was Executive Vice President and Chief Financial Officer of Yahoo! Inc. from June 2007 to June 2009. Before joining Yahoo! Inc., Mr. Jorgensen also served as the Chief Operating Officer and Co-Director of Investment Banking at Thomas Weisel Partners, which he co-founded in 1998. He has also held financial and operational positions at Montgomery Securities, MAC Group/Gemini Consulting and Marakon Associates. Mr. Jorgensen earned his M.B.A. from Harvard Business School and his undergraduate degree from Stanford University.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the ability to achieve our financial and business goals and objectives, including accelerating our Brand Blueprint to achieve long-term profitable, sustainable growth. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the U.S. Securities and Exchange Commission. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find it

Hasbro has filed with the SEC a preliminary proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Hasbro’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). The proxy statement is in preliminary form and Hasbro intends to file and mail a definitive proxy statement to stockholders of Hasbro. This communication is not a substitute for any proxy statement or other document that Hasbro has filed or may file with the SEC in connection with any solicitation by Hasbro. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro. Information about Hasbro’s executive officers and directors is available in Hasbro’s preliminary proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 4, 2022, and will be included in Hasbro’s definitive proxy statement, once available. To the extent holdings of Hasbro securities reported in the proxy statement for the 2022 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Exhibit 99.4

April 4, 2022

To our valued shareholders, partners, fans and employees,

I’ve spent the last 90 days since being announced as Hasbro’s new CEO meeting many of you, sharing in your optimism about this wonderful company and listening to your feedback about where we can unlock opportunity. Like so many of you, Hasbro has been a special part of my life since childhood and our brands remain a vital part of my personal passions today. Growing this business, passing the torch to new generations of fans and making our brands bigger, better and more profitable than ever drives me every day in service to you, our stakeholders.

Hasbro’s opportunity is tremendous with a portfolio of brands, industry-leading entertainment capabilities and multimedia engagement opportunities second to none. As President of Wizards of the Coast, my team and I were able to unlock just some of that potential. We grew the business from approximately $450M in 2015 (the year before I started) to $1.2B by the end of 2021 through a laser focus on the consumer. In 2016, we had a close connection with the 5% of our fans who engaged with us on social media and in our high-end tournament system but lacked direct connection to the vast majority of our fandom. So, we invested.

We invested in AAA talent to better understand our fans, data analytic systems to analyze at scale, and direct businesses and data sources to feed our growing understanding. We unlocked profound segmentation insights and invested over $1B in adding new talent, new initiatives, and new ways to play – helping us more than double the size of the business and catapult our growth from the low single digits to a three-year CAGR in excess of 30%. And that was just the beginning. A multimedia, digital and cross-company Brand Blueprint will continue to power Wizards in the years to come.

While we will share the full scope of our ambitions at an Investors Day this Fall, the fundamental gameplan we used at Wizards will be the roadmap we follow for the rest of Hasbro. The consumer will be the north star for everything we do. We will invest in people, systems and culture to guide disciplined, data-based decision making focused on growth, profitability and long-term shareholder return. Across entertainment, games and consumer products we will focus on fewer, bigger strategic priorities and scale, driving sustainable, profitable growth across bets with billion-dollar plus revenue potential.

As I shared during our February earnings call, three areas will bear special importance to our plans. The first is Games. Make no mistake, Hasbro is a Games company. In 2021, Games was a $2.1B business growing at 19% with an operating profit margin of more than 30%. Games are the beating heart of Hasbro and we will invest accordingly. We are category leaders in Trading Card Games, Role Playing Games and Board Games with beloved brands ranging from MAGIC: THE GATHERING to DUNGEONS & DRAGONS to MONOPOLY. We will segment our portfolio adding new product offerings to expand our fanbases and will extend the platforms our fans can play on with a focus on digital. We will open the possibilities of our biggest and most beloved games thinking about them as “play systems” that create communities of user generated and branded content. Our collaborations of MONOPOLY with Fortnite and MAGIC with Lord of the Rings give you a sense for the possible. And we will look to partner and acquire new capabilities to scale further and extend our leadership in these lucrative and high-growth gaming categories.

The second focus will be Multigenerational Play & Entertainment. Play isn’t just for kids, it’s a lifetime pursuit. With a set of globally beloved brands, Hasbro’s most natural strategic adjacency is engaging consumers across a wider range of life stages, from preschool to childhood to early adulthood on up. TRANSFORMERS hints at the possibilities. We engage kids as young as two and three with Rescue Bots and our newest streaming series, Transformers Bot Bots, extend into amazing toys and games, and follow consumers through their lives with high-ticket collectibles, video games and blockbuster entertainment. This Brand Blueprint strategy has long been a foundation of our Company and something we will pursue with increased focus and scale across high potential brands as diverse as PEPPA PIG, MAGIC: THE GATHERING, DUNGEONS & DRAGONS, TRANSFORMERS, NERF, and MONOPOLY. Multigenerational play will be a theme that we also will reinforce with our Partner Brands as we grow the collectability, age ranges, growth potential and fan-powered profitability of this strategically key portfolio.

Lastly, Direct will be an increasing area of focus. Building a direct relationship with our fans is vital to our ability to enhance our insight, test new business models and push the envelope on the variety of products we can offer. Direct will span digital experiences where we can gain behavioral and social graph data and new ways to buy where we can glean purchase and preference insights all built atop a common data analytics and identity management backbone. Magic: The Gathering Arena, Secret Lair, our partnership on D&D Beyond and Hasbro Pulse are early successes in the space, and we see many new opportunities to grow these assets and expand into new opportunities ahead.

We will pursue these opportunities with the values and purpose that have always guided us. Hasbro is a company that believes in long-term investment, consumer-focused brand stewardship, and that doing right for the bottom line means also doing right for the world we do business in. Hiring great people, doing business with principle, and empowering our diverse teams with data, a culture of inclusiveness and a growth mindset are keys to success in any business, especially one as vibrant and creative as Hasbro.

I want to end thanking each and every one of you for your feedback, your passion and your ideas. Being new in this job, your energy and your insights make every day a bright new opportunity for growth, innovation, and profit. I look forward to continuing to learn from each of you and sharing more about our plans to focus, scale and grow this amazing business delighting our fans, empowering our employees, serving our communities and driving enhanced shareholder return for our investors.

Thank You.

Chris Cocks
CEO, Hasbro

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the ability to achieve our financial and business goals and objectives, including accelerating our Brand Blueprint to achieve long-term profitable, sustainable growth. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the U.S. Securities and Exchange Commission. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find it

Hasbro has filed with the SEC a preliminary proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Hasbro’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). The proxy statement is in preliminary form and Hasbro intends to file and mail a definitive proxy statement to stockholders of Hasbro. This communication is not a substitute for any proxy statement or other document that Hasbro has filed or may file with the SEC in connection with any solicitation by Hasbro. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro. Information about Hasbro’s executive officers and directors is available in Hasbro’s preliminary proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 4, 2022, and will be included in Hasbro’s definitive proxy statement, once available. To the extent holdings of Hasbro securities reported in the proxy statement for the 2022 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.